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                                                           EXHIBIT 10(D)(ii)(A)



                                CNB CORPORATION
                             1996 STOCK OPTION PLAN

I.    PURPOSE.

      The purpose of this 1996 Stock Option Plan (the "Plan") is to reward certain key executives (the "Participants") of CNB Corporation, a Michigan corporation (the "Company") or its Subsidiaries, for their past contributions to the Company's goals by allowing these key executives to gain a proprietary interest in the Company through ownership of shares of the Company's common stock, $2.50 par value ("Common Stock").


II.   PARTICIPANTS.

      Participants will consist of such key executives of the Company or any or all of its present or future Subsidiaries as the Board of Directors of the Company (the "Board") or the Committee, as defined in Section III herein, in its sole discretion, determines to be mainly responsible for the success, future growth and profitability of the Company and whom the Board or the Committee may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.


III. ADMINISTRATION.

      A. The Plan shall be administered by a committee (the "Committee") appointed by the Board. The Committee shall be composed of not fewer than two members of the Board who are not employed by the Company. No member of the Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time, during the twelve-month period prior to such exercise or participation, he or she has been granted or awarded stock, stock options or any other derivative security of any Company or an affiliate thereof under this Plan or any similar plan of the Company except as permitted in Rule 16b-3(c)(2)(i)(A) through (D) under the Securities Exchange Act of 1934. In the event the Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, members of the Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan as set forth in Rule 16b-3, as it may be amended from time to time. No member of the Board or the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of the Company so

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     that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws.

B. POWERS. Within the limits of the express provisions of the Plan, the Committee shall determine:

     1. The Participants to whom Awards shall be granted;

     2. The time or times at which such Awards shall be granted;

     3. The form and amount of the Awards; and

     4. The limitations, restrictions and conditions applicable to any such Award.

     In making such determinations, the Committee may take into account the nature of the services rendered by such Participants, or classes of Participants, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant. All Awards are subject to the approval of the Board.

C. INTERPRETATIONS. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective Awards and make all other determinations it deems necessary or advisable for the administration of the Plan.

D. DETERMINATIONS. The determinations of the Committee, unless otherwise determined by the Board, on all matters regarding the Plan shall be conclusive and binding.

E. NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan including, without limitation, determinations as to the Participants to receive Awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive or are eligible to receive awards under the Plan, whether or not such Participants are similarly situated.

F. A majority of the Committee shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present or acts approved in writing or by a majority of the Committee, shall be acts of the Committee.





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IV.  AWARDS UNDER THE PLAN.

      The following provisions shall apply to each award under the Plan. Awards shall be in such form and upon such terms and conditions as the Committee shall from time to time determine, subject to the following:

      A. MAXIMUM LIMITATIONS. The aggregate number of shares of Common Stock which will be available for grant under the Plan is 50,000, subject to adjustment pursuant to Section IV.C., below. The maximum number of shares which may be issued to a single individual is 25,000. Shares of Common Stock issued pursuant to the Plan shall be authorized but unissued shares, or, if permitted under the Michigan Business Corporation Act, shares held in the treasury of the Company. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option expires unexercised or is terminated, surrendered or canceled without being exercised or vested, in whole or in part, for any reason, the number of shares subject to such Award or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for award under the Plan, including a grant to a former holder of such Award, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

      B. FORM. Awards under the Plan shall be granted in either or both of the following forms:

            1. Nonstatutory stock options (NSOs);
            2. Incentive stock options ("ISOs).

            Unless otherwise expressly provided at the time of grant, Options granted under the Plan will not be NSOs.

      C. ADJUSTMENT PROVISIONS. The aggregate number of shares of Common Stock with respect to which awards shall be made, the aggregate number of shares of Common Stock subject to each outstanding Stock Option and the exercise price per share of each such Stock Option may all be appropriately adjusted as the Committee may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section IV.C. shall be made according to the sole discretion of the Committee, and its decisions shall be binding and conclusive.


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     D. WITHHOLDING TAXES.  Whenever the Company is required to issue or transfer shares of Common Stock to a Participant under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of the amount sufficient to satisfy all federal, state and local withholding tax requirements.

     E. CONDITIONS OF GRANT. The Committee, in its discretion, may, as a condition to the grant of an Award under the Plan, require a Participant who is the recipient of such Award to enter into a covenant not to compete with the Company and its subsidiaries, which shall become effective on the date of termination of employment of the Participant with the Company, or any other date designated by the Committee, and which shall contain such terms and conditions as shall be specified by the Committee.

        If the Participant shall fail to enter into any such agreement at the request of the Committee, then no Award shall be made hereunder to such Participant and the number of shares of Common Stock that would have been subject to such Award shall be added to the remaining number of shares available for grant as an Award under the Plan.

     F. INVESTMENT REPRESENTATION. If the Committee, in its discretion, determines that as a matter of law such procedure is or may be desirable, it may require a Participant upon the exercise of an Option or any other acquisition of stock pursuant to the Plan to execute and deliver to the Secretary of the Company, the Investment Purpose Statement. This statement warrants that the shares are for the Participant's own account, for investment and not with a view to the resale or distribution thereof and that subsequent offer of sale or sale of any of the shares will be made either pursuant to:

        1. A Registration Statement on the appropriate form under the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws, which Registration Statement has become effective and is current with respect to the shares being offered and sold; or

        2. A specific exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares awarded under the Plan or issued or transferred to the Participant upon the exercise of an Option.






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     G. ISSUANCE OF STOCK CERTIFICATE.  The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option ("Option Shares") as soon as reasonably practicable after such exercise. If such shares have not been registered under the Securities Act and any applicable state securities laws, the certificates will bear the following legend:

        "The shares represented by this certificate have not been registered under the Federal Securities Act of 1933, as amended, or state securities or Blue Sky laws and may not be sold or transferred in the absence of an effective registration statement thereunder or an opinion of counsel satisfactory to the Company that such registration is not required."


V.   STOCK OPTIONS

     A. OPTION AGREEMENT. Stock Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement (the "Option Agreement") between the Participant and the Company, in form of Exhibit A attached hereto or such other form as the Committee shall determine; provided that such determinations are not inconsistent with the other provisions of the Plan, or with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as an ISO.

     B. EXERCISE OF STOCK OPTIONS.

        1. EXERCISE PRICE. The per share exercise price of each Stock Option shall be fixed by the Committee in the Option Agreement, but shall not be less than 100% of the Fair Market Value (as defined in Section XII.G.) of the Common Stock subject to such Stock Option on the date of grant.

        2.        MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR STOCK.
                  Any Stock Option granted under the Plan may be exercised by the Participant, a legatee or legatees of such Stock Option under the Participant's last will, or by his or her executors, personal representatives or distributees.

                  a.    NOTICE.  The Option may be exercised by
                        delivering to the Secretary of the Company written notice of the number of shares of Common Stock with respect to which the Stock Option is being exercised.





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        b.   PAYMENT.  Except as otherwise provided in the Plan or in any Option
             Agreement, the purchase price of Common Stock upon exercise of any Stock Option by a Participant shall be paid in full as follows:

             1)    in cash or certified check by the Participant;
             2) by a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Stock Option;
             3) in Common Stock valued at its Fair Market Value on the date of exercise;
             4) by agreeing to surrender Stock Options then exercisable by him or her valued at the excess of the aggregate Fair Market Value of the Common Stock subject to such Stock Options on the date of exercise over the aggregate option exercise prices of such Common Stock;
             5) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Stock Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Stock Option; or
             6) by such other medium of payment as the Committee, in its discretion, shall authorize, or by any combination of 1),
                   2), 3), 4) or 5) above, at the discretion of the Committee.

             In the case of payment pursuant to 2), 3), 4), 5) or 6) above, the Participant's election must be made on or prior to the date of exercise of the Stock Option and must be irrevocable. In the case of a Participant who is an insider subject to Section 16 of the Securities Exchange Act of 1934 and who elects payment pursuant to
             5) above, the election must be made in writing either within ten
             (10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day, or at least six (6) months prior to the date of exercise of such Stock Option.

C. TERM OF STOCK OPTIONS. Each Stock Option shall become exercisable at the time, and for the number of shares of Common Stock fixed by the Committee in the Stock Option Agreement. Each Stock Option shall expire and all rights to purchase Common Stock thereunder shall cease on the date fixed by the Committee in the Option Agreement, which shall not be later than ten (10) years from the date such Stock Option is granted.

D. PROVISIONS SPECIFICALLY APPLICABLE TO INCENTIVE STOCK OPTIONS (ISOS). It is intended that ISOs granted under the Plan shall constitute Incentive Stock Options



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            within the meaning of Section 422 of the Code.  ISOs may be granted under the Plan for the purchase of shares of Common Stock. Notwithstanding any other provision herein contained, ISOs shall be in such form and upon such conditions as the Board shall from time to time determine, subject to the following:

            1. TERM OF OPTIONS. No Incentive Stock Option shall be exercisable prior to the date one year, or after the date ten years, from the date such ISO is granted.

            2. LIMITATION ON AMOUNTS. The aggregate Fair Market Value (determined with respect to each ISO as of the time such ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under this Plan or any other plan of the Company or Subsidiary) shall not exceed $100,000.

            3. TEN PERCENT SHAREHOLDER. No employee may receive an ISO under the Plan if such employee at the time the award is granted, owns (as defined in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or any Subsidiary, unless the option price for such ISO is at least 110% of the Fair Market Value of the Common Stock subject to such ISO on the date of grant and such Option is not exercisable after the date five years from the date such Option is granted.


VI.   TRANSFERABILITY.

      No Award made under the Plan may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except to a grantor trust (as defined in Sections 671-7 of the Code) or as provided by will or the applicable laws of descent or distribution, and no Award shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award, or levy of attachment or similar process upon the Award not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by the Participant during his or her lifetime, or pursuant to Section IX.C., by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance.

VII.  DISSOLUTION.

      Upon the dissolution or liquidation of the Company, each Stock Option granted hereunder shall expire as of the effective date of such transaction.




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VIII. EFFECTIVE DATE AND CONDITIONS SUBSEQUENT TO EFFECTIVE DATE.

             A. The Plan shall become effective on the date of the approval of the Plan by the Board provided that the shareholders of the Company approve the Plan within 12 months thereafter, and the Plan shall be null and void and of no effect if such condition is not fulfilled. Stock Options may be granted or awarded before shareholder approval of the Plan but each such Stock Option granted or awarded hereunder shall be subject to shareholder approval of the Plan and if such approval is not obtained, such grants will be null and void and of no effect.

             B. No grant or award shall be made under the Plan more than ten (10) years from the date of adoption of the Plan by the Board; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the terms of the respective grants or awards and the related Agreements.


IX. TERMINATION OF EMPLOYMENT.

      Each Stock Option shall, unless sooner expired pursuant to Section IX.A, B, or C below, expire on the first to occur of the tenth (10th) anniversary of the date of grant thereof or the expiration date set forth in the applicable Option Agreement.

      A.    OTHER THAN FOR CAUSE, DEATH, OR DISABILITY.  If the
            Participant's employment with the Company and its Subsidiaries is terminated for any reason other than cause, death or disability (as determined solely by the Board), the Participant will have the right for a period of thirty (30) days following such termination, or for a period determined at the discretion of the Committee, to exercise that portion of the Option, if any, which was exercisable by the Participant on the date of termination of employment. In no event shall the Participant have the right to exercise an Option subsequent to the expiration date of the Option.

      B. CAUSE. If the Participant's employment is terminated for cause, as determined by the Board, all Stock Options shall expire on the first to occur of the expiration date set forth in the applicable Option Agreement, or the date and time of termination of employment.

      C. DEATH OR DISABILITY. If the employment of a Participant with the Company and all Subsidiaries terminates by reason of disability (as determined by the Board) or death, the Participant or the Participant's legal representative or legatees will have the right for a period of six (6) months following such termination, or for a period determined





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            at the discretion of the Committee, to exercise that portion of the
            Option, if any, which was exercisable by the Participant on the date of termination of employment. In no event shall the Participant have the right to exercise an Option subsequent to the expiration date of the Option.


X.    CHANGE IN CONTROL.

      Any unexercisable Stock Option will become immediately exercisable and any stock restrictions will immediately lapse in the event that a change of control occurs as defined in each applicable Agreement.


XI.   POSTPONEMENT OF EXERCISE.

      The Committee may postpone any exercise of a Stock Option for such time as the Committee, in its sole discretion, may deem necessary in order to permit the Company to:

      A. Effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of a Stock Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

      B.    Permit any action to be taken in order to:

            1. List such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange; or

            2. Comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

      C. Determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in XI.B above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the exercise of a Stock Option, or to sell or issue shares of Common Stock in violation of the Securities Act or the law of any government having jurisdiction thereof. Any such postponement shall not extend the terms of a Stock Option and neither the Company nor its directors or officers shall have any obligation or liability to any Participant or any other person with respect to any shares of Common Stock as to which the Stock Option shall lapse because of such postponement.



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XII. MISCELLANEOUS.

        A. NO OBLIGATION TO EXERCISE OPTIONS. The granting of a Stock Option shall impose no obligation upon a Participant to exercise such Stock Option.

        B. TERMINATION AND AMENDMENT OF PLAN. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Stock Option granted hereunder or may at any time terminate the Plan, except that, it may not without approval of the shareholders of the Company (except to the extent provided in Section IV.C. hereof):

            1. Materially increase the total number of shares of Common Stock available for grant to Section 16 insiders under the Plan;

            2. Materially increase benefits to Participants under the Plan;

            3. Effect a change relating to ISOs granted hereunder which is inconsistent with Section 422 of the Code or regulations issued thereunder; or

            4. Change the class of persons eligible to be Participants.

            No action taken by the Board, with or without shareholder approval, under this Section may materially and adversely affect any outstanding Award without the consent of the holder thereof.

        C. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

        D. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such Participant.

        E. RIGHTS AS A SHAREHOLDER. No Participant shall have any right or privilege as a shareholder unless and until certificates for shares of Common Stock are issuable to him or her.

        F. LEAVES OF ABSENCE AND DISABILITY. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

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                 1.  Whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan;
                     and

                 2. The impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any Participant who takes such leave of absence.

            G. FAIR MARKET VALUE. Whenever the Fair Market Value of Common Stock is to be determined under the Plan as of a given date, such Fair Market Value shall be:

                 1. If the Common Stock is principally traded on an exchange or market in which prices are reported on a bid and asked basis, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the 10 consecutive trading days immediately preceding such given date;

                 2. If the Common Stock is principally listed on a national securities exchange, the average of the closing prices of the Common Stock on the Composite Tape for the 10 consecutive trading, days immediately preceding such given date; or

                 3. If the Common Stock is neither traded on the over the counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

            H. NOTICES. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company:

                 1. On the date it is personally delivered to the Secretary of the Company at its principal executive offices; or

                 2. Three business days after it is sent by registered or certified mail; postage prepaid, addressed to the Secretary at such offices.

                 and to a Participant:

                 3.  On the date it is personally delivered to him or her; or

                 4. Three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

            I. ELIMINATION OF FRACTIONAL SHARES. If under any provision of the Plan that requires a computation of the number of shares of Common Stock subject to an Award, the number so computed is not a whole number of shares of Common Stock, such number of shares shall be rounded down to the next whole number.

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        J.      GOVERNING LAW.  All questions pertaining to the validity,
                construction and administration of the plan and Awards granted hereunder shall be determined in conformity with the laws of the State of Michigan.














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                                                                     EXHIBIT A

                               CNB CORPORATION
                            1996 STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT



A(n) incentive/non-statutory stock option ("Stock Option") is hereby granted by CNB Corporation, a Michigan corporation ("Company"), to the Participant named below ("Participant"), for and with respect to $2.50 par value common stock of the Company ("Common Stock"), subject to the following terms and conditions:

1. GRANT. Subject to the provisions set forth herein and the terms and conditions of the CNB Corporation 1996 Stock Option Plan (the "Plan"), the terms of which are hereby incorporated by reference, and in consideration of the agreements of the Participant herein provided, the Company hereby grants to the Participant a Stock Option (intended to be an ISO within the meaning of Section 422 of the Internal Revenue Code) to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, all as set forth below. At the time of exercise of the Stock Option, payment of the purchase price must be made in one of the following methods:

     A)    in cash or certified check by the Participant
     B) by a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Stock Option,
     C) in Common Stock valued at its Fair Market Value on the date of exercise,
     D) by agreeing to surrender Stock Options then exercisable by him or her valued at the excess of the aggregate Fair Market Value of the Common Stock subject to such Stock Options on the date of exercise over the aggregate option exercise prices of such Common Stock,
     E) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Stock Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Stock Option, or
     F) by such other medium of payment as the Committee, in its discretion, shall authorize, or by any combination of 1), 2), 3), 4) or 5) above, at the discretion of the Committee.

In the case of payment pursuant to B), C), D), E) or F) above, the Participant's election must be made on or prior to the date of exercise of the Stock Option and must be irrevocable. In the case of a Participant who is an insider subject to Section 16 of the Securities Exchange Act of 1934 and who


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

elects payment pursuant to E) above, the election must be made in writing either within ten (10) business days beginning on the third (3rd) business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth (12th) business day following such day, or at least six
(6) months prior to the date of exercise of such Stock Option.

Upon the exercise of a Stock Option, the Committee shall have the right to require the Participant to remit to the Company, in any such manner or combination of manners permitted under the terms of the Plan, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for shares of Common Stock.

NAME OF PARTICIPANT:______________________________________________________

NUMBER OF SHARES SUBJECT TO STOCK OPTION:___________________________________

EXERCISE PRICE PER SHARE:________________________________DATE OF GRANT:________

                               EXERCISE SCHEDULE


     NUMBER OF SHARES SUBJECT        COMMENCEMENT             EXPIRATION
          TO STOCK OPTION               DATE                     DATE


     _____________________           ____________             ___________

2. TERMS & CONDITIONS. The exercise of the Stock Option is conditioned upon the acceptance by the Participant of the terms hereof as evidenced by his or her execution of this Agreement and the return of an executed copy to the Secretary of the Company no later than______________________________.

3.   TERMINATION OF EMPLOYMENT.

     A. OTHER THAN FOR CAUSE, DISABILITY OR DEATH. If Participant's employment with the Company and all subsidiaries is terminated for any reason, other than cause, disability (as determined solely by the Board), or death the Stock Option shall expire on the earlier of thirty (30) days after such termination of employment or the date the Stock Option expires in accordance with the Exercise Schedule shown in paragraph 1 above. During such periods the Stock Option may be exercised by the Participant with respect to the same number of shares of Common Stock, in the same manner, and to the same extent as if the Participant had continued employment during such period, and any unexercised Stock Options remaining at the end of this period shall be canceled with respect to all remaining shares of Common Stock.

     B. CAUSE. If the Participant's employment with the Company and all Subsidiaries is terminated for cause, as determined solely by the Board, the Stock Option shall expire on the earlier of the date and time of termination or the date the Stock Option expires in accordance with the Exercise Schedule shown in paragraph 1 above.

     C. DISABILITY OR DEATH. If the Participant's employment with the Company and all Subsidiaries is terminated due to disability (as determined solely by the Board) or death, and the Stock Option or a portion thereof was exercisable on the date of employment termination, the Stock Option shall expire on the earlier of six (6) months after such termination of employment or the date the Stock Option expires in accordance with the Exercise Schedule shown in paragraph 1 above. During such period, the Stock Option may be exercised the by Participant or the Participant's legal representative or legatee with respect to the same number of shares of Common Stock, in the same manner, and to the same extent as if the Participant had continued employment during such period and any unexercised Stock Options remaining at the end of this period shall be canceled with respect to all remaining shares of Common Stock.

4. CHANGE OF CONTROL. In the event of a change of control, as defined below, all Stock Options will become immediately exercisable. A Change of Control is defined as the occurrence of either of the following events:

     A. Any person (as such term is used in Section 13 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person), who is not approved by the then current Board of Directors, directly or indirectly acquires or otherwise becomes entitled to vote more than

           1) 50% of the voting power of all classes of Company stock or
           2) 50% of the outstanding shares of stock; or

     B. The stockholders approve any merger or consolidation of the Company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person in which the Company is not the continuing or surviving corporation.

5. NOTICE. Written notice of an election to exercise any portion of the Stock Option, specifying the portion thereof being exercised and the exercise date, shall be given by the Participant, or his or her personal representative or legatee in the event of Participant's disability or death, (i) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (ii) by mailing such notice, postage prepaid, addressed to the Secretary





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

     of the Company at the principal executive offices of the Company at least three business days prior to the exercise date.

6. NON-TRANSFERABILITY. The Stock Option may be exercised only by the Participant during his or her lifetime and may not be transferred except to a grantor trust (as defined in Sections 671-7 of the Internal Revenue Code of 1986, as amended) or by will or the applicable laws of descent or distribution. The Stock Option shall not otherwise be transferred, assigned pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Stock Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

7. SHAREHOLDER RIGHTS. Neither the Participant nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Stock Option, unless and until the purchase price for such shares shall have been paid in full.

8. AGREEMENT SURRENDER. In the event the Stock Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation or a superseding agreement shall be signed. In the event the Stock Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Agreement shall be delivered by the Participant to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting in such manner as the Company shall determine, the partial exercise or change in the number or designation of the Common Stock.

9. ADMINISTRATION. The Stock Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt.

10. PARTICIPANT BOUND BY PLAN. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.


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


11. GOVERNING LAW. The Stock Option and this Agreement shall be construed and governed in all respects under and by the laws of the State of Michigan.



CNB CORPORATION



By:_________________________    _____________________
                                        Date

Its:________________________


The undersigned hereby accepts the foregoing Stock Option and the terms and conditions hereof.




____________________________    _____________________
         Participant                     Date




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